                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                         ----------------------------






                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 13, 1997




                       GREEN TREE FINANCIAL CORPORATION
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                         01-08916                    41-1807858
 -----------------------------------------------------------------------------
    (State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)                 file number)       identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


     Registrant's telephone number, including area code:  (612)  293-3400
                                                         ------------------

                                Not Applicable
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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     Item 1.
                      Changes in Control of Registrant.
                      --------------------------------

                      Not applicable.


     Item 2.          Acquisition or Disposition of Assets.
                      ------------------------------------

                      Not applicable.


     Item 3.          Bankruptcy or Receivership.
                      --------------------------

                      Not applicable.


     Item 4.          Changes in Registrant's Certifying Accountant.
                      ---------------------------------------------

                      Not applicable.


     Item 5.          Other Events.
                      ------------

                      Not applicable.


     Item 6.          Resignations of Registrant's Directors.
                      --------------------------------------

                      Not applicable.


     Item 7.          Financial Statements and Exhibits.
                      ---------------------------------

                      Not applicable.


                        (a)  Financial statements of businesses acquired.

                             Not applicable.

                        (b)  Pro forma financial information.

                             Not applicable.















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                        (c)  Exhibits.

                             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                             Exhibit No.    Description
                             ----------     -----------

                                 99         External Computational and
                                            Descriptive Information distributed
                                            in connection with approximately
                                            $250,000,000 Green Tree
                                            Recreational, Equipment & Consumer
                                            Trust 1997-A, issued by Green Tree
                                            Financial Corporation, as Seller and
                                            Servicer.




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREEN TREE FINANCIAL CORPORATION



                                             By:    /s/ Phyllis A. Knight
                                               ----------------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                                        3
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Exhibit Number                                                    Page
--------------                                                    ----

      99   External Computational and Descriptive Information        5
           distributed in connection with approximately
           $250,000,000 Green Tree Recreational, Equipment &
           Consumer Trust 1997-A, issued by Green Tree Financial
           Corporation, as Seller and Servicer.





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